Exhibit 10.5

DATA KNIGHTS LLC

February 25, 2021

Dear Barry Anderson,

This letter agreement sets forth the terms of the agreement between Data Knights, LLC, a Delaware limited liability company (the “Company”), and the undersigned. The Company is the sponsor of Data Knights Acquisition Corp. (the “SPAC”), a Delaware corporation and a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), which intends to register its securities under the Securities Act of 1933, as amended (the “Securities Act”), in connection with its initial public offering (“IPO”).

The undersigned commits to purchase limited liability company interests (“LLC Interests”) of the Company for an aggregate purchase price of $25,000. In conjunction with such purchase, the Amended and Restated Limited Liability Company Operating Agreement of the Company (to be entered into at the time of the IPO) (the “Operating Agreement”) will reflect the allocation to the undersigned of an indirect ownership interest in 2,875,000 shares of Class B common stock of the SPAC (“Founder Shares”) held by the Company. Capitalized terms not defined herein shall have the meanings set forth in the Operating Agreement.

The undersigned will fund 100% of the purchase price of the LLC Interests to the Company on such date as is specified in writing (which writing may be via electronic mail) from the Company to the undersigned, which purchase price shall not be returned unless the IPO does not close for any reason as contemplated by the last sentence of this paragraph. A portion of the purchase price shall be deposited by the Company into the trust fund (“Trust Fund”) established by the SPAC for the benefit of its public shareholders to be described in the SPAC’s registration statement to be filed in connection with the IPO (“Registration Statement”). The remaining proceeds of the sale by the Company of LLC Interests shall be deposited into the operating account of the SPAC for general corporate purposes. The Founder Shares do not participate in the Trust Fund and in the event the SPAC does not consummate an initial Business Combination, will expire worthless. The Company will retain voting and dispositive power over the undersigned’s Founder Shares until the consummation of the Business Combination, following which time the Company will distribute such securities to the undersigned (subject to applicable lock-up or escrow restrictions, as described below or pursuant to the terms of the Business Combination) as described in the Operating Agreement. If the SPAC does not consummate the IPO for any reason, any portion of the aggregate purchase price already funded will be returned to the undersigned, without interest. The undersigned acknowledges that certain members may have received disproportionate amounts of Founder Shares based on their respective investments in the Company.

The consummation of the purchase by the undersigned of the LLC Interests shall occur simultaneously with the consummation of the IPO.

Other than with respect to return of the aggregate purchase price, or a portion thereof, as contemplated herein, the undersigned agrees that, in consideration of the subscription for LLC Interests as contemplated hereby, it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Fund (“Claim”) and hereby waives any Claim it may have in the future against the Company and the SPAC and will not seek recourse against the Trust Fund for any reason whatsoever (except in respect of any shares of Class A common stock of the SPAC purchased directly by the undersigned in the IPO or in the open market).

The Founder Shares allocated to the LLC Interests will be identical to the shares of common stock included in the units to be sold by the SPAC in the IPO, except that:

•	the Company has agreed to vote the Founder Shares in favor of any proposed Business Combination;

•	all Founder Shares will be subject to certain lock-up provisions (including those described in the Registration Statement and any additional lock-up provisions that may be agreed to in connection with a Business Combination), which lock-up provisions may extend beyond the distribution by the Company to the undersigned of its Founder Shares following the consummation of the Business Combination;

•	the Founder Shares will be subject to customary registration rights, which shall be described in the Registration Statement;

•	the undersigned will not participate in any liquidation distribution with respect to the Founder Shares (but will participate in liquidation distributions with respect to any units or shares of Class A common stock of the SPAC purchased directly by the undersigned in the IPO or in the open market) if the SPAC fails to consummate a Business Combination; and

•	the Founder Shares will include any additional terms or restrictions as are customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges that pursuant to the Operating Agreement, if prior to a Business Combination, the Company’s managing member (the “Managing Member”) deems it necessary in order to facilitate a Business Combination by the SPAC for the Company to forfeit, transfer, exchange or amend the terms of all or any portion of the SPAC’s Founder Shares or to enter into any other arrangements with respect to the Founder Shares (including, without limitation, the transfer of LLC Interests of the Company representing an interest in any of the foregoing) to facilitate the consummation of such Business Combination, including voting in favor of any amendment to the terms of the Founder Shares (each, a “Change in Investment”), the Managing Member shall enter into any such agreement or arrangement involving a Change in Investment, vote in favor of any proposal involving a Change in Investment or otherwise facilitate or take any action to affect or permit any Change in Investment without the consent of any other member of the Company; except in the event of a disproportionate Change in Investment affecting an individual member or group of members of the Company, in which case the written consent of such disproportionately affected individual member or group of members shall be required. Further, in the event Founder Shares or any other securities held by the Company are forfeited or transferred as part of such Business Combination, the Managing Member shall allocate such forfeited or transferred securities among the members of the Company in proportion to the percentage interest(s) to which such securities relate.

The undersigned acknowledges and agrees that it will execute agreements in form and balance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) a registration rights agreement and (ii) the Operating Agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the LLC Interests and Founder Shares have not been registered under the Securities Act;

(b)	it is acquiring the LLC Interests and the Founder Shares represented thereby for its own account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of LLC Interests or the Founder Shares represented thereby in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act;

(e)	it has, if required to do so, completed an IRS Form W-9 or Form W-8BEN (or similar form), as applicable;

(f)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and the SPAC and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(g)	it is familiar with the proposed business, management, financial condition and affairs of the Company and the SPAC;

(h)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter;

(i)	this letter constitutes its respective legal, valid and binding obligation, and is enforceable against it; and

(j)	the undersigned is not, and is not acting as, an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control of the U.S. Treasury Department; and the undersigned has complied with all applicable U.S. laws, regulations, directives and executive orders relating to anti-money laundering.

The Company represents that a true and correct copy of the Operating Agreement is attached as Exhibit A hereto. The Operating Agreement has been duly adopted by the Company and there have been no resolutions approved by the Company to alter the Operating Agreement.

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If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Very truly yours,

DATA KNIGHTS ACQUISITION CORP.

By:	/s/ Barry Anderson
Name: Barry Anderson
Title: Chief Executive Officer

Accepted and agreed as of the date first written above.

DATA KNIGHTS, LLC

By:	/s/ Gonzalo Paolo Vivas
Name: Gonzalo Paolo Vivas
Title: Managing Member

EXHIBIT A

FORM OF OPERATING AGREEMENT